SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                 CURRENT REPORT UNDER TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): December 29, 1997
                        Commission File Number:  0-10104


                           LA TEKO RESOURCES LTD.
                (Exact Name of Registrant as Specified in its Charter)


             BRITISH COLUMBIA                       87-0483319
     (State or other jurisdiction of              (IRS Employer
      incorporation or organization)           Identification No.)



     625 HOWE STREET, SUITE 500
             VANCOUVER, B.C.                         V6C 2T6
     (Address of Principal Executive                (Zip Code)
                 Offices)



              Registrant's Telephone Number, including Area Code:
                               (604) 688-0833




                               NOT APPLICABLE

     (Former name, former address, and formal fiscal year, if changed since last report)



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                             ITEM 5:  OTHER EVENTS
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La Teko Resources Ltd. ("La Teko") announced on December 29, 1997, that it has closed the option agreement with Silverado Gold Mines Ltd. ("Silverado") pursuant to which Silverado has the right to acquire La Teko's Ryan Lode property in Fairbanks, Alaska, for $12 million. The option agreement, which was the subject of a news release dated July 16, 1997, now includes the issuance of one million shares of Silverado to La Teko with cash option payments commencing January 30, 1998.

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                                   SIGNATURES
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      Pursuant to the requirements of section 13 or 15(d) of the Securities
Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          LA TEKO RESOURCES LTD.



Dated:  January 6, 1998                   By /s/ Gerald G. Carlson, President